UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 25, 2026

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
888 N. Douglas Street, Suite 100
El Segundo, California 90245
(Address of principal executive offices, including zip code)
(866) 756-4112
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On March 25, 2026, Beyond Meat, Inc. (the “Company”) issued a press release announcing that it is rescheduling the reporting of its financial results for the fourth quarter and full year ended December 31, 2025 to Tuesday, March 31, 2026 after market close. As previously announced, the Company is in the process of completing its fourth quarter and year-end financial close procedures and in addition to other previously identified material weaknesses, the Company determined that a material weakness in internal control over financial reporting existed as of December 31, 2025, related to controls associated with the accounting for its inventory provision, including amounts recorded for the provision of excess and obsolete inventory. As part of its fourth quarter and year-end financial close procedures, and in reviewing the impact of the identified material weaknesses on the Company’s financial statements, the Company identified certain errors related to its previously issued financial statements for 2025. Specifically, for the first three quarters of 2025, the errors resulted in an understatement of cost of goods sold and certain selling, general and administrative expenses, and an overstatement of loss from impairment in the third quarter of 2025. Management currently believes that the errors are immaterial to the previously issued quarterly financial statements for the first three quarters of 2025 and will be corrected prospectively when the Company files its quarterly reports in fiscal 2026. The Company requires additional time to complete its analysis and expects to provide additional information regarding the prospective corrections in Item 9B Other Information of the Company’s Form 10-K expected to be filed on March 31, 2026.

The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated by reference in this Item 7.01, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Note Regarding Forward Looking Statements
Certain statements in this Current Report on Form 8-K and the press release furnished herewith as Exhibit 99.1 constitute “forward-looking statements” within the meaning of the federal securities laws, including statements related to the Company’s review and analysis of its inventory balances, including amounts recorded for the provision of excess and obsolete inventory and the potential impact on the Company’s financial statements. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Beyond Meat believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, our review and analysis of our inventory balances and their potential impact on the Company’s financial statements, which could be material and could result in a determination by the audit committee of the Company’s board of directors that certain of our previously issued financials statements can no longer be relied upon, if we identify additional material weaknesses in our internal control over financial reporting and disclosure controls and procedures, our inability to timely file reports with the U.S. Securities and Exchange Commission (“SEC”), our ability to satisfy covenants under our debt instruments or other agreements, or our inability to obtain waivers related to any breach of such covenants, and the risks discussed under the heading “Risk Factors” in Beyond Meat's Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 5, 2025, Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2025 filed with the SEC on May 8, 2025, Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2025 filed with the SEC on August 8, 2025, and Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2025 filed with the SEC on November 12, 2025, as well as other factors described from time to time in Beyond Meat’s filings with the SEC. Such forward-looking statements are made only as of the date of this Form 8-K. Beyond Meat undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If Beyond Meat does update one or more forward-looking statements, no inference should be made that Beyond Meat will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Beyond Meat, Inc. dated March 25, 2026
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Lubi Kutua
Chief Financial Officer and Treasurer

Date:March 25, 2026